U.S. SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                         FORM 8-K/A


                                        CURRENT REPORT


                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): October 15, 2003


                             FREESTAR TECHNOLOGY CORPORATION
                 (Exact name of registrant as specified in its charter)


                                        Nevada
              (State or jurisdiction of incorporation or organization)


                                       0-28749
                               (Commission File Number)


                                        88-0446457
                        (I.R.S. Employer Identification Number)


       Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                                Dominican Republic
                     (Address of principal executive offices)


                  Registrant's telephone number:  (809) 503-5911


           Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 24, 2003, the Registrant entered into a stock purchase agreement ("Agreement") with certain shareholders of TransAxis, Inc. ("Sellers") for the acquisition of a majority of the common stock of this publicly held company (see Exhibit 2.1). The terms of the acquisition provide for the Registrant to purchase a majority of the shares ("Shares") that consist of the following: (a) the 2,916,533 shares that will be outstanding upon the conversion of certain debt of TransAxis ("Conversion Right"); and (b) the 805,000 shares of company common stock issued and outstanding. In exchange the Registrant is to issue on a pro rata basis based on the Sellers' current percentage beneficial ownership of TransAxis common stock (including the beneficial ownership of the TransAxis common stock represented by the Conversion Right) the aggregate number of shares of Registrant common stock which is the greater of (i) 7,000,000 shares of common stock, and (ii) that number of shares of common stock equal to $1,260,000 divided by the average closing bid price per share of the common stock on the five days prior to the closing date.

     On October 8, 2003, the parties to the Agreement executed an amendment (see Exhibit 2.2). The following was amended under this document:

     (a) The Registration Rights Agreement (Exhibit B to the Agreement) was amended so that the Registrant is to use commercially reasonable efforts to cause a Form SB-2 registration statement covering re-sales of all of the shares of Registrant common stock to be issued to or on behalf of the Sellers at the closing to be filed with the Securities and Exchange Commission within 180 days after the closing. Thereafter, the Registrant is to use commercially reasonable efforts to have this registration statement declared effective as promptly as possible, and to keep this registration statement effective until the earlier of (i) one year following the effectiveness date or (ii) that date on which all of the common stock covered by the registration statement may be resold without further restriction pursuant to Rule 144 under the Securities Act of 1933.

     (b) The parties to the Agreement concur that the original amount of Registrant common stock to be issued in connection with the Agreement is 31,500,000, but that due to a certain liability of TransAxis, the total amount of common stock to be issued by the Registrant is reduced to 25,312,053. In addition, due to a missing stock certificate of that company, the Registrant will be required to deliver a further reduced total of 25,183,418 shares of common stock at the closing, with the remaining 128,585 shares only upon delivery to the Registrant the missing stock certificate.

In compliance with the Agreement and this amendment, on October 15, 2003 the Registrant issued and delivered a total of 25,183,418 restricted shares of common stock for approximately 87% of the Shares of TransAxis, and this transaction was closed. This closing was announced in a press release on October 16, 2003 (see Exhibit 99).

     On February 20, 2004, the parties executed a second amendment to the Agreement (see Exhibit 2.3). According to this amendment, the Registrant claims that it has identified (but has not described specifically to the Sellers) certain accounting-related deficiencies in TransAxis' books and records that predate the closing date, and that such deficiencies have and will continue to preclude TransAxis from being able to obtain audited financial statements without undue effort and expense. The Registrant has not alleged that such deficiencies either (a) were undiscoverable by the company during the period before the closing date that the Registrant was operating TransAxis, or (ii) constitute any breach, violation or failure of the representations, warranties or covenants of the Agreement. Nevertheless, to avoid the costs and expenses of litigation and further disputes and negotiation, the Registrant, the Sellers and TransAxis entered into this amendment. Under this amendment, the Sellers have agreed to deliver the certificate for 25,183,418 restricted shares of common stock (previously issued in connection with the Agreement) to the company's transfer agent so as to cancel all of the these shares, except for 3,200,000 restricted shares of common stock (the agreed upon payment under this amendment).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     Based on the second amendment to the Agreement, the Registrant has determined, based on Securities and Exchange Commission Rule 3-05 under Regulation S-X (regarding financial disclosure of businesses acquired or to be acquired), that no financial statements on TransAxis are required to be disclosed in connection with this acquisition.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: February 27, 2004               By: /s/ Paul Egan
                                       Paul Egan, President

                                   EXHIBIT INDEX

Number                    Description

2.1 Stock Purchase Agreement between the Registrant and the stockholders of TransAxis, Inc., dated September 24, 2003
        (incorporated by reference to Exhibit 2.1 of the Form 8-K filed on October 24, 2003).

2.2     Amendment to Stock Purchase Agreement between the
        Registrant and the stockholders of TransAxis, Inc., dated
        October 8, 2003 (incorporated by reference to Exhibit 2.2 of the Form 8-K filed on October 24, 2003).

2.3     Amendment No. 2 to Stock Purchase Agreement between the
        Registrant and the stockholders of TransAxis, Inc., dated
        February 20, 2004 (see below).

99 Text of press release, dated October 16, 2003 (incorporated by reference to Exhibit 99 of the Form 8-K filed on October 24, 2003).

EX-2.3                             MENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

                                  AMENDMENT NO. 2

                             (Stock Purchase Agreement)

     AMENDMENT NO. 2, dated as of February 20, 2004, among those persons identified as Sellers on the signature page to this Amendment (the "Sellers") and FreeStar Technology Corporation, a Nevada corporation with offices at Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo, Dominican Republic ("FreeStar").

                                  RECITALS

     A. The Sellers and FreeStar are parties to a Stock Purchase Agreement, dated as of September 24, 2003, as amended by that certain Amendment, dated as of October 8, 2003 (as amended, the "Agreement"). The transactions contemplated by the Agreement were consummated on October 14, 2003 (the "Closing Date"). Terms defined in the Agreement and used but not otherwise defined herein shall have the meanings given to them in the Agreement.

     B. As of the Closing Date, FreeStar caused to be issued to Nautilus Management Ltd. a total of 25,183,418 restricted shares of Free Star Common Stock (the "Shares") represented by Certificate No. 2136 (the "Certificate").

     C. FreeStar claims that it has identified (but has not described specifically to the Sellers) certain accounting-related deficiencies in TA's books and records that predate the Closing Date, and that such deficiencies have and will continue to preclude TA from being able to obtain audited financial statements without undue effort and expense. FreeStar has not alleged that such deficiencies either (i) were undiscoverable by FreeStar during the period before the Closing Date that FreeStar was operating TA, or (ii) constitute any breach, violation or failure of the representations, warranties or covenants of the Agreement. Nevertheless, to avoid the costs and expenses of litigation and further disputes and negotiation, FreeStar, the Sellers and TA desire to enter into this Amendment.

     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Reduction in Number of Shares. The Sellers agree that, retroactive to the Closing Date, and notwithstanding anything to the contrary in the Agreement, the number of Shares issuable to the Sellers under the Agreement shall be reduced to Three Million Two Hundred Thousand (3,200,000). The Sellers and FreeStar further agree that (i) promptly after the mutual execution and delivery of this Amendment, the Sellers shall deliver the Certificate directly to FreeStar's stock transfer agent, American Stock Transfer, Inc., 1717 East Bell Road (Suite 2), Phoenix, Arizona 85022-6200 (the "Transfer Agent"), (ii) FreeStar hereby authorizes and instructs the Transfer Agent immediately upon receipt of the Certificate to cancel all of the Shares except for Three Million Two Hundred Thousand (3,200,000) (the "Remaining Shares"), and to immediately prepare and deliver a replacement certificate representing the Remaining Shares, issued in the name of Nautilus Management Ltd., to the Sellers pursuant to any written delivery instructions provided to the Transfer Agent by the Sellers, and (iii) the issue date for the Remaining Shares shall in all events continue to be October 14, 2003.

     2. FreeStar and TA Release of the Sellers. In consideration of the Sellers' agreements and covenants in this Agreement, and for other good and valuable consideration, FreeStar and TA, individually and for and on behalf of their respective agents, affiliates, officers directors, employees representatives, stockholders, attorneys and insurers (collectively the "Releasors"), hereby fully and forever release, waive, surrender and discharge each of the Sellers and their respective agents, affiliates, stockholders, officers, directors, attorneys, and representatives (collectively, the "Releasees") from any and all claims either of them may have against any of the Releasees arising out of the transactions described in the Agreement and further, without limitation, any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs, or expenses, of any nature whatsoever, known or unknown, fixed or contingent that they or any of them have or may have had against any of the Releasees from the beginning of time and through the date hereof, excluding such claims as may arise in the future for the failure, if any, of any of the Releasees to perform under this Amendment (collectively, the claims released hereby are referred to as the "Released Claims"). The Released Claims shall specifically include any and all claims of any kind which any of the Releasors may have including any claims under or arising out of or related to the Agreement, and it is understood that in light of this Amendment, the Releasees shall have no further obligations or liabilities of any type under the Agreement, but that all of FreeStar's obligations to the Sellers under the Agreement shall continue except to the extent specifically modified hereby. The Releasors represent and warrant that there has been no assignment, pledge or other transfer of any interest in any of the Released Claims.

     3. Consideration. The parties hereto acknowledge and agree that, subject to the delivery of the Certificate and the cancellation of all but 3,200,000 of the Shares as contemplated by Section 1, above, good and valuable consideration will have been given for the releases, covenants and agreements set forth herein and that each party has been fully advised (to the extent that they have deemed necessary) regarding this Amendment and their respective claims by competent legal counsel of their choosing.

     4. No Admission of Liability. The parties hereto agree that this Amendment and the recitals, covenants and recitals hereof is entered into in settlement of disputed claims, and execution of this Amendment shall not be deemed to be an admission of liability or admission against interest by any party hereto, nor by any third party.

     5. Execution in Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, binding agreement between the executing parties, and all of which shall together constitute one and the same instrument. This Amendment also may be executed and delivered by facsimile transmission.

     6. Modification. This Amendment may not be modified except by a mutually executed amendment to this Amendment, dated and executed by the authorized representatives of each of the parties. No oral statement or writing that does not meet the requirements of this paragraph will constitute a modification or waiver of any provision of this Amendment.

     7. Governing Law; Jurisdiction; Venue. The laws of the State of Utah shall govern the construction and interpretation of this
Amendment, without regard to its choice of law principles.   The
parties agree that any claim for any dispute under or interpretation of this Amendment and any other dispute between the parties arising from their acts or omissions prior to the date of this Amendment shall be brought only in the state or federal courts located in Salt Lake County, State of Utah, and the parties each hereby irrevocably consent to the jurisdiction of such courts and agree not to assert in any such action any defense based on lack of jurisdiction, improper venue, or forum non conveniens.

     8. Dispute; Attorney's Fees. In the event of a dispute over interpretation or breach of this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party all of the prevailing party's costs and expenses of such dispute, including all attorney's fees and costs, in addition to any other relief granted at or law or equity.

     9. Representations and Warranties. Each party that is not an individual represents and warrants that this Amendment has been duly authorized by all necessary corporate action, and constitutes a valid and binding agreement enforceable against such party in accordance with its terms.

     10. Entire Agreement. This Amendment constitutes the entire agreement and understanding between and among the parties hereto regarding the subject matter of this Amendment.

[SIGNATURE PAGE FOLLOWS]

             AMENDMENT NO.2 TO STOCK PURCHASE AGREEMENT

                          SIGNATURE PAGE

     This Amendment has been duly executed on the date hereinabove set forth.


FREESTAR:

FREESTAR TECHNOLOGY
CORPORATION


By: /s/  Paul Egan
Name: Paul Egan
Title: President and Chief Executive Officer


THE SELLERS:

NAUTILUS MANAGEMENT LTD.


By: /s/  Don Marshall
Name: Don Marshall
Title: Managing Director

TA:

TRANSAXIS, INC.


By: /s/  Paul Egan
Name: Paul Egan
Title: President and Chief
Executive Officer


/s/  Don Marshall
DON MARSHALL, individually